UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 19, 2011

(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission file number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices, including zip code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of Christopher & Banks Corporation (the “Company”) filed on December 19, 2011, disclosing Joel N. Waller’s election as President of the Company, effective December 14, 2011.  This Amendment No. 1 amends the original 8-K filing solely to include information regarding Mr. Waller’s employment agreement and does not affect the accuracy of the information provided in the original 8-K filing.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   On January 3, 2012, in connection with Mr. Waller’s earlier election as the Company’s President, the Company and Mr. Waller entered into a one-year employment agreement (the “Agreement”) commencing December 14, 2011.  Under the terms of the Agreement, Mr. Waller is entitled to an annualized salary of $400,000.  In addition, he is eligible to participate in the employee benefit plans and programs generally applicable to senior executives of the Company.  During his employment, Mr. Waller is not to directly or indirectly engage in activities with a “Prohibited Company”, as defined in the Agreement, and also agrees for a period of one year after termination of employment not to solicit the Company’s employees to leave the Company or terminate their employment nor to interfere with the business relationships between the Company and its vendors, suppliers and sales agents.

In addition, if Mr. Waller’s employment is involuntarily terminated by the Company other than for “Cause”, as defined in the Agreement, prior to December 13, 2012, the Company shall pay through December 13, 2012 the remaining portion of his annualized salary and the employer-portion of any health, dental and other employee benefit program premiums to the extent Mr. Waller is participating in such programs or the cash equivalent thereof.

The foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

10.1                         Agreement by and between Christopher & Banks Corporation and Joel N. Waller effective as of January 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel and Corporate Secretary

Date: January 6, 2012

EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement by and between Christopher & Banks Corporation and Joel N. Waller effective as of January 3, 2012.